 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2018

STANDARD DIVERSIFIED OPPORTUNITIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Mineola Boulevard Mineola, NY	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 824-7062

1521 Concord Pike, Suite 301

Wilmington, DE 19803

 (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On January 11, 2018, Standard Diversified Opportunities Inc. (the “Registrant”) entered into a Common Stock Purchase Agreement with the buyers referred to in Item 3.02 below.

On January 18, 2018, Standard Outdoor Southeast I LLC (“Buyer”), an indirect wholly owned subsidiary of the Registrant, and Quality I/N Signs and Outdoor Advertising, LLC (“Seller”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”). Pursuant to the Asset Purchase Agreement, Buyer will acquire, at closing, assets consisting of 83 billboards located in Alabama (the “Assets”). In addition, Buyer will acquire the ground leases and advertising contracts relating to such billboards. The consideration for the acquired assets will be $10,500,000, of which $4,000,000 is payable in cash and the remaining $6,500,000 is payable under a promissory note issued by Buyer to Seller. The transaction was subject to customary representations and warranties and was consummated on the date of the Asset Purchase Agreement.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 18, 2018, in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, Buyer issued to Seller a Promissory Note and Security Agreement in the original principal amount of $6,500,000 (the “Note”). The Note calls for quarterly payments of interest at an annual rate of 5.0%. Payments of principal in the amount of $1,000,000 shall be made on each of January 2, 2020, 2021 and 2022, with the balance to be paid on January 2, 2023. The Note shall be secured by a first priority security interest in the Assets and the proceeds thereof. The Note has standard events of default for non-payment of principal or interest, certain events of insolvency and bankruptcy of the maker and other uncured, non-monetary defaults.

Item 3.02.  Unregistered Sales of Equity Securities.

On January 12, 2018, pursuant to the Common Stock Purchase Agreement, the Registrant sold an aggregate of 181,825 shares of its Class A common stock, par value $0.01, to three investment funds, all of which are “accredited investors” as such term is defined in Regulation D under the Securities Act of 1933, as amended. The aggregate purchase price for such shares was $2,000,000. There were no discounts or commissions in connection with the sale, which was effected in accordance with Rule 506 under said Regulation D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED OPPORTUNITIES INC.

Date: January 18, 2018	By:	/s/ Ian Estus
	Name:	Ian Estus
	Title:	President and Chief Executive Officer